SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 7, 2003

Dice Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25107	13-3899472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Park Avenue, New York, New York	10016
(Address of principal executive offices)	(zip code)

(212) 725-6550

(Registrant’s telephone number, including area code)

ITEM 5.    Other Events and Regulation F-D Disclosure.

Filed as part of this Current Report on Form 8-K are the audited consolidated balance sheets of Dice Inc. and subsidiaries as of December 31, 2002 and 2001, and the related consolidated statements of operations, stockholders’ (deficit) equity and cash flows for each of the fiscal years ended December 31, 2002 and 2001 (the “Financial Statements”), and the report of independent auditors thereon.

ITEM 7.    Financial Statements and Exhibits.

The Financial Statements, together with independent auditors report thereon, are included herein.

(c)	Exhibits

Number	Description

23	Consent of independent auditors

99	Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DICE INC.

By:	/s/ Michael P. Durney
Name: Michael P. Durney Title: Sr. Vice President, Finance, CFO & Treasurer (Principal Financial and Accounting Officer)

Dated: February 7, 2003